UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2013

Cavco Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-08822	56-2405642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 North Central Avenue, Suite 800, Phoenix, Arizona	85004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (602) 256-6263

Not applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On January 31, 2013, Cavco Industries, Inc., a Delaware corporation (the “Corporation”), announced financial results for its fiscal third quarter and nine months ended December 29, 2012. A copy of the Corporation’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated in this Item 2.02 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 31, 2013, the Audit Committee of the Board of Directors of the Company approved the Company’s change to a 52-53 week fiscal year ending on the Saturday nearest to March 31 of each year in order to improve the alignment of financial and business processes and to streamline financial reporting. This change is effective with the end of Cavco’s fiscal third quarter and nine months ended December 29, 2012. The Company’s current fiscal year will end on March 30, 2013.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release dated January 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC.

By:	/s/ Daniel L. Urness
Name: Daniel L. Urness
Title: Chief Financial Officer

Date: January 31, 2013

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 31, 2013